                                                           EXHIBIT 10.6

--------------------------------------------------------------------------------
                                FIFTH AMENDMENT
                  TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

       Fifth Amendment dated as of February 11, 1997 to Revolving Credit and Term Loan Agreement (this "Amendment"), by and among SAMSONITE CORPORATION, a Delaware corporation (the "Company") and THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS and the other lending institutions listed on Schedule 1 to
                                                                 ----------
the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of July 14, 1995 (as amended by the First Amendment thereto dated as of December 27, 1995, the Second Amendment thereto dated as of April 30, 1996, the Third Amendment thereto dated as of July 1, 1996, the Fourth Amendment thereto dated as of October 15, 1996 and as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders, THE FIRST NATIONAL BANK OF BOSTON and BANK OF AMERICA ILLINOIS as managing agents for the Lenders (in such capacity, the "Managing Agents"), BANK OF AMERICA ILLINOIS as documentation agent for the Managing Agents and the Lenders and THE FIRST NATIONAL BANK OF BOSTON as administrative agent for the Managing Agents and the Lenders. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

       WHEREAS, the Company and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       (S)1. AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to the
             ---------- -- --- ------ ---------
satisfaction of the applicable conditions precedent set forth in (S)2 hereof, the Credit Agreement is hereby amended as follows:

             (S)1.1  APPLICABLE MARGIN.  Effective as of February 11, 1997,
                     -----------------
subparagraph (a) of the definition of Applicable Margin is hereby amended to read as follows:

                     (a) for purposes of interest on Loans outstanding,
             Commitment Fee Rate and Documentary Letter of Credit Fee Rate (i) with respect to the period commencing on the Redemption Notice Date through the date immediately preceding the Adjustment Date occurring on March 22, 1997, the Applicable Margin shall be the Applicable Margin set forth in Tier 2 above; and (ii) with respect to each of (1) the period commencing with the Adjustment Date occurring on March 22, 1997 thorough the date immediately preceding the Adjustment Date occurring on June 19, 1997 and (2) the period commencing with the Adjustment Date occurring on June 19, 1997 through the date immediately preceding the Adjustment Date occurring on September 19, 1997, the Applicable Margin for each such period shall be determined by reference to the Leverage Ratio determined for the applicable fiscal periods ending January 31, 1997 and April 30, 1997, respectively, provided that, notwithstanding the terms of the definition of the Leverage Ratio, for purposes of such two specific Applicable Margin calculations only, the numerator portion of the Leverage Ratio (clause (a) of the definition thereof) shall reflect, without duplication, the applicable reduction (if any) in the outstanding principal of the Subordinated Notes resulting from the Redemption and any Open Market Purchases which are permitted pursuant to (S)10.8 hereof and which have occurred on or prior to the date the applicable Compliance Certificate prepared as of the end of the relevant fiscal period is actually delivered to the Managing Agents pursuant to and in accordance with (S)9.4(d) hereof (but only if such Open Market Purchases are reflected and described in reasonable detail in such Compliance Certificate and the Subordinated Notes so purchased have been cancelled by the Company), as if such reductions had occurred on January 31, 1997, or April 30, 1997, as the case may be.

             (S)1.2  ADDITIONAL DEFINITIONS.  Section 1.1 of the Credit
                     ----------------------
Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

                     February 1997 Equity Issuance. The Equity Issuance in
                     -------- ---- ------ --------
             February 1997 by the Company of 3,000,000 shares of the Company's capital stock pursuant to a registration statement on Form S-3 (File No. 333-18405) on the February 1997 Equity Issuance Closing Date.

                     February 1997 Equity Issuance Closing Date. The date in
                     -------- ---- ------ -------- ------- ----
             February 1997 on which the February 1997 Equity Issuance is consummated and the Company receives Net Cash Proceeds from such February 1997 Equity Issuance of not less than $80,000,000 in the aggregate.

                     Open Market Purchases. The purchase by the Company of all
                     ---- ------ ---------
             or any portion of the Subordinated Notes from the holders thereof so long as the total, cumulative amount of the consideration paid for all such purchases does not exceed, in the aggregate, $20,000,000, and the Subordinated Notes so purchased in each case are promptly cancelled by the Company.

          Redemption.  The redemption by the Company on the Redemption Date of
          ----------
      $63,300,000 of the principal amount of the Subordinated Notes pursuant to the second paragraph of Section 5 of each of the Subordinated Notes and
      Article III of the Subordinated Indenture, for the Redemption Price.

          Redemption Date.  The date on which the Redemption is consummated in
          ---------------
      accordance with the terms, conditions and covenants set forth in the second paragraph of Section 5 of each of the Subordinated Notes and
      Article III of the Subordinated Indenture.

          Redemption Notice Date.  The date on which the February 1997 Equity
          ----------------------
      Issuance Closing Date has occurred, the Company has given a notice of the Redemption to the Indenture Trustee, and the Company or the Indenture Trustee, as the case may be, has mailed a notice of the Redemption to the holders of the Subordinated Notes being redeemed in accordance with, and in compliance with, the provisions of Section 3.4 of the Subordinated Indenture.

          Redemption Price.  A price equal to 110.125% of the principal amount
          ----------------
      of the Subordinated Notes being redeemed pursuant to the Redemption, together with accrued and unpaid interest on such Subordinated Notes, which price shall not exceed $70,000,000 in the aggregate.

      (S)1.3    RESTRICTIONS ON INVESTMENTS.  Section 10.3 of the
                ---------------------------
Credit Agreement is hereby amended by (a) deleting the word "and" which appears immediately at the end of the text of (S)10.3(v); (b) deleting the period which appears at the end of (S)10.3(w) and substituting in place thereof a semicolon and the word "and", and the following:

          (x) by the Company consisting of the Redemption and Open Market Purchases of Subordinated Notes, to the extent permitted by (S)10.8 hereof, so long as no Default or Event of Default has occurred and is continuing and none would exist after giving effect thereto.

      (S)1.4    DISTRIBUTIONS.  Section 10.4 of the Credit Agreement is
                -------------
hereby amended by (a) deleting the word "and" which appears immediately before the roman numeral "(iv)" in (S)10.4; and (b) deleting the period which appears at the end of (S)10.4 and substituting in place thereof a semicolon and the following:

                and (v) so long as no Default or Event of Default has occurred and is continuing and none would exist after giving effect thereto, a Distribution by the Company consisting of the acceptance by the Company of approximately 889,450 shares in the aggregate of its capital stock held by Green or his Affiliates and tendered as part of the exercise price received by the Company (together with a certain amount of cash, if any) from Green or his Affiliates in connection with

          Green's (or such Affiliates') exercise of certain options held by him (or such Affiliates) to purchase approximately 1,853,668 shares of the capital stock of the Company.


          (S)1.5   MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.
                   -----------------------------------------------
      Section 10.5.1(d)(xiii) of the Credit Agreement is hereby amended by inserting immediately after the words "less the cumulative amount required to be prepaid to the Lenders pursuant to (S)4.3.3" which appear in
      (S)10.5.1(d)(xiii) the words "less the Redemption Price paid or to be paid to the holders of the Subordinated Notes from the Net Cash Proceeds of the February 1997 Equity Issuance as permitted by (S)10.8 hereof upon the Redemption and less the cumulative amount paid to the holders of the Subordinated Notes in connection with any Open Market Purchases as permitted by (S)10.8 hereof,".

          (S)1.6   SUBORDINATED DEBT.  Section 10.8 of the Credit
                   -----------------
      Agreement is hereby amended by inserting immediately after the end of the text of (S)10.8 a semicolon followed by the words "provided, however, so
                                                         --------  -------
      long as no Default or Event of Default has occurred and is continuing and none would exist after giving effect thereto, (a) the Company shall be permitted on the Redemption Date to effect the Redemption of a portion of the Subordinated Notes with Net Cash Proceeds of the February 1997 Equity Issuance in an aggregate amount not exceeding the Redemption Price, and
      (b) in the event the amount of the Net Cash Proceeds of the February 1997 Equity Issuance is equal to or greater than $100,000,000, the Company shall be permitted on or after the Redemption Notice Date to make Open Market Purchases."

    (S)2.    CONDITIONS TO EFFECTIVENESS.  This Amendment shall become
             ----------------------------
effective on February 11, 1997 (the "Amendment Date") in the manner, and to the extent, provided below, subject to the satisfaction of the following applicable conditions precedent on or prior to such date:

      (a) The effectiveness of (S)1.1 hereof (the "Special Approval Provision") shall be subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of one or more counterparts of this Amendment with the applicable signature pages indicating consent and agreement to the Special Approval Provision signed by each of the Obligors and each of the Lenders, the Issuing Banks, the Swing Line Lenders, and the Agents, as well as the satisfaction of the conditions set forth in paragraph (c) below;

      (b) The effectiveness of the remaining provisions of this Amendment other than the Special Approval Provision (the "Majority Approval Provisions") (including, without limitation, Section 2 of this Amendment) shall be subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of one or more counterparts of this Amendment with the applicable signature pages indicating consent and agreement to the Majority Approval Provisions signed by each of the Obligors and the Majority Lenders, as well as the satisfaction of the conditions set forth in paragraph (c) below; and

       (c) The effectiveness of each provision of this Amendment shall be further subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of the following:

                (i) evidence satisfactory to the Administrative Agent that each of the February 1997 Equity Issuance Closing Date and the Redemption Notice Date has actually occurred, together with information in reasonable detail as to the Net Cash Proceeds received by the Company from the February 1997 Equity Issuance, which Net Cash Proceeds must be in an amount of not less than $80,000,000; and

                (ii) evidence satisfactory to the Administrative Agent that the
            Company has prepaid in accordance with (S)4.3.3 of the Credit Agreement not less than $10,000,000 of the outstanding principal amount of the Term Loan on the February 1997 Equity Issuance Closing Date from the Net Cash Proceeds of the February 1997 Equity Issuance.

       (S)3.   REPRESENTATIONS AND WARRANTIES.  The Company hereby repeats,
               ------------------------------
on and as of the date hereof and the Amendment Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement
               --------
shall refer to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of all of its agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of the transactions contemplated hereby (including, without limitation, the February 1997 Equity Issuance, the Redemption and the Open Market Purchases) will not contravene any term or condition set forth in any agreement or instrument to which the Company is a party or by which the Company is bound, including but not limited to the Subordinated Indenture.

       (S)4.   RATIFICATION, ETC.  Except as expressly amended hereby, the
               ------------  ---
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Obligors under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

       (S)5.      NO WAIVER.  Nothing contained herein shall constitute a waiver
                  ---------
of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or any rights of the Agents or the Lenders consequent thereon.

       (S)6.      COUNTERPARTS.  This Amendment may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       (S)7.      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                           [Signature Pages Follow]

                 Signature Pages for Borrowers and Guarantors
                 --------- ----- --- --------- --- ----------

       The undersigned Borrower hereby consents and agrees to all of the provisions of the foregoing Amendment:


       The Company:              SAMSONITE CORPORATION
       --- -------



                                 By:       /s/ THOMAS R. SANDLER
                                           ---------------------
                                 Name:     Thomas R. Sandler
                                           -----------------
                                 Title:    CFO & Treasurer
                                           ---------------

       Each of the undersigned Guarantors hereby acknowledges and consents to all of the provisions of the foregoing Amendment and agrees that its Guarantee dated as of July 14, 1995, in favor of the Lenders and the Agents, and all other Loan Documents to which such Guarantor is a party, remain in full force and effect, and each of the undersigned Guarantors confirms and ratifies all of its obligations thereunder.


       The Guarantors:           A.T. RETAIL, INC.
       --- ----------


                                 By:       /s/ THOMAS R. SANDLER
                                           ---------------------
                                 Name:     Thomas R. Sandler
                                           -----------------
                                 Title:    CFO & Treasurer
                                           ---------------


                                 MCGREGOR CORPORATION


                                 By:       /s/ THOMAS R. SANDLER
                                           ---------------------
                                 Name:     Thomas R. Sandler
                                           -----------------
                                 Title:    CFO & Treasurer
                                           ---------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 THE FIRST NATIONAL BANK OF BOSTON, as
                                   Lender, Issuing Bank, Swing Line Lender,
                                   Administrative Agent, and Managing Agent



                                 By:       /s/ RICHARD D. HILL, Jr.
                                           -------------------------
                                 Name:     Richard D. Hill, Jr.
                                           --------------------
                                 Title:    Director
                                           --------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 THE FIRST NATIONAL BANK OF BOSTON, as
                                   Lender, Issuing Bank, Swing Line Lender,
                                   Administrative Agent, and Managing Agent



                                 By:       /s/ RICHARD D. HILL, Jr.
                                           -------------------------
                                 Name:     Richard D. Hill, Jr.
                                           --------------------
                                 Title:    Director
                                           --------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 BANK OF AMERICA ILLINOIS, as Lender, Issuing
                                   Bank, Swing Line Lender, Documentation Agent, and Managing Agent


                                 By:       /s/ ELIZABETH R. BOROW
                                           -----------------------
                                 Name:     Elizabeth R. Borow
                                           ------------------
                                 Title:    Managing Director
                                           ------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 BANK OF AMERICA ILLINOIS, as Lender, Issuing
                                   Bank, Swing Line Lender, Documentation Agent, and Managing Agent


                                 By:       /s/ ELIZABETH R. BOROW
                                           ------------------------
                                 Name:     Elizabeth R. Borow
                                           ------------------
                                 Title:    Managing Director
                                           -----------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 BHF-BANK AKTIENGESELLSCHAFT
                                   NEW YORK BRANCH



                                 By:       /s/ PERRY FORMELI
                                           -------------------
                                 Name:     Perry Formeli
                                           -------------
                                 Title:    Vice President
                                           --------------

                                 By:       /s/ DAN DOBRJANSKYJ
                                           -------------------
                                 Name:     Dan Dobrjanskyj
                                           ---------------
                                 Title:    Assistant Treasurer
                                           -------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 BHF-BANK AKTIENGESELLSCHAFT
                                   NEW YORK BRANCH



                                 By:       /s/PERRY FORMELI
                                           ----------------
                                 Name:     Perry Formeli
                                           -------------
                                 Title:    Vice President
                                           --------------

                                 By:       /s/ DAN DOBRJANSKYJ
                                           --------------------
                                 Name:     Dan Dobrjanskyj
                                           ---------------
                                 Title:    Assistant Treasurer
                                           -------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:



                                 THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                 By:       /s/ PAUL B. CLIFFORD
                                            --------------------
                                 Name:     Paul B. Clifford
                                           ----------------
                                 Title:    Deputy General Manager
                                           ----------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:



                                 THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                 By:       /s/ PAUL B. CLIFFORD
                                           --------------------
                                 Name:     Paul B. Clifford
                                           ----------------
                                 Title:    Deputy General Manger
                                           ---------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION, LOS
                                   ANGELES AGENCY



                                 By:       /s/ YASUSHI SATOMI
                                           ------------------
                                 Name:     Yasushi Satomi
                                           --------------
                                 Title:    Senior Vice President
                                           ---------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION, LOS
                                   ANGELES AGENCY



                                 By:       /s/ YASUSHI SATOMI
                                           ------------------
                                 Name:     Yasushi Satomi
                                           --------------
                                 Title:    Senior Vice President
                                           ---------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 CITY NATIONAL BANK



                                 By:       /s/DAVID A. NELSON
                                           -------------------
                                 Name:     David A. Nelson
                                           ---------------
                                 Title:    Vice President
                                           --------------



       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 CITY NATIONAL BANK



                                 By:       /s/ DAVID A. NELSON
                                           -------------------
                                 Name:     David A. Nelson
                                           ---------------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 THE BANK OF NEW YORK


                                 By:       /s/ ROBERT LOUK
                                           ---------------
                                 Name:     Robert Louk
                                           -----------
                                 Title:    Vice President
                                           --------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 THE BANK OF NEW YORK


                                 By:       /s/ ROBERT LOUK
                                           ---------------
                                 Name:     Robert Louk
                                           -----------
                                 Title:    Vice President
                                           ---------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR


                                 By:       /s/ DANIEL TOUFFU
                                           -----------------
                                 Name:     Daniel Touffu
                                           -------------
                                 Title:    First VP and Regional Manager
                                           -----------------------------

                                 By:       /s/ IAIN A. WHYTE
                                           ------------------
                                 Name:     Iain A. Whyte
                                           -------------
                                 Title:    Vice President
                                           --------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR


                                 By:       /s/ DANIEL TOUFFU
                                           ------------------
                                 Name:     Daniel Touffu
                                           -------------
                                 Title:    First VP and Regional Manager
                                           -----------------------------

                                 By:       /s/ IAIN A. WHYTE
                                           -----------------
                                 Name:     Iain A. Whyte
                                           -------------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 BANQUE PARIBAS


                                 By:       /s/ MARY T. FINNEGAN
                                           --------------------
                                 Name:     Mary T. Finnegan
                                           ----------------
                                 Title:    Group Vice President
                                           --------------------

                                 By:       /s/ ROBERT G. CARINO
                                           --------------------
                                 Name:     Robert G. Carino
                                           ----------------
                                 Title:    Vice President
                                           --------------



       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 BANQUE PARIBAS


                                 By:       /s/ MARY T. FINNEGAN
                                           --------------------
                                 Name:     Mary T. Finnegan
                                           ----------------
                                 Title:    Group Vice President
                                           --------------------

                                 By:       /s/ ROBERT G. CARINO
                                           --------------------
                                 Name:     Robert G. Carino
                                           ----------------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 CREDIT LYONNAIS NEW YORK
                                   BRANCH



                                 By:       /s/ FREDERICK HADDAD
                                           --------------------
                                 Name:     Frederick Haddad
                                           ----------------
                                 Title:    Senior Vice President
                                           ---------------------

       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 CREDIT LYONNAIS NEW YORK
                                   BRANCH



                                 By:       /s/ FREDERICK HADDAD
                                           --------------------
                                 Name:     Frederick Haddad
                                           ----------------
                                 Title:    Senior Vice President
                                           ---------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 CREDIT LYONNAIS CAYMAN
                                   ISLAND BRANCH



                                 By:
                                 Name:
                                 Title:


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 CREDIT LYONNAIS CAYMAN
                                   ISLAND BRANCH



                                 By:
                                 Name:
                                 Title:

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 GENERALE BANK



                                 By:      /s/ E. MATTHEWS
                                          ---------------
                                 Name:    E. Matthews
                                          -----------
                                 Title:   Senior Vice President
                                          ---------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 GENERALE BANK



                                 By:      /s/ E. MATTHEWS
                                          ---------------
                                 Name:    E. Matthews
                                          -----------
                                 Title:   Senior Vice President
                                          ---------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 KREDIETBANK NV



                                 By:       /s/ ROBERT SNAUFFER
                                           -------------------
                                 Name:     Robert Snauffer
                                           ---------------
                                 Title:    Vice President
                                           --------------

                                 By:       /s/ RAYMOND F. MURRAY
                                           ---------------------
                                 Name:     Raymond F. Murray
                                           -----------------
                                 Title:    Vice President
                                           --------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 KREDIETBANK NV



                                 By:       /s/ ROBERT SNAUFFER
                                           -------------------
                                 Name:     Robert Snauffer
                                           ---------------
                                 Title:    Vice President
                                           --------------

                                 By:       /s/ RAYMOND F. MURRAY
                                           ---------------------
                                 Name:     Raymond F. Murray
                                           -----------------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 NATIONAL CITY BANK



                                 By:       /s/ BARRY C. ROBINSON
                                           ---------------------
                                 Name:     Barry C. Robinson
                                           -----------------
                                 Title:    Vice President
                                           --------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 NATIONAL CITY BANK



                                 By:       /s/ BARRY C. ROBINSON
                                           ---------------------
                                 Name:     Barry C. Robinson
                                           -----------------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 NORWEST BANK COLORADO,
                                   NATIONAL ASSOCIATION



                            By:    /s/ SANDRA A. SAUER
                                   -------------------
                            Name:  Sandra A. Sauer
                                   ---------------
                            Title: Vice President Norwest Bank
                                   ---------------------------
                                   Colorado, N.A. - Denver
                                   -----------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                   NORWEST BANK COLORADO,
                                   NATIONAL ASSOCIATION



                                   By:    /s/ SANDRA A. SAUER
                                          -------------------
                                   Name:  Sandra A. Sauer
                                          ---------------
                                   Title: Vice President Norwest Bank
                                          ---------------------------
                                          Colorado, N.A. - Denver
                                          ------------------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:

                                 UNION BANK OF CALIFORNIA, N.A.
                                 (AS SUCCESSOR BY MERGER TO UNION BANK)



                                 By:       /s/ SEAN M. SPRING
                                           ------------------
                                 Name:     Sean M. Spring
                                           --------------
                                 Title:    A.V.P.
                                           ------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                                 UNION BANK OF CALIFORNIA, N.A.
                                 (AS SUCCESSOR BY MERGER TO UNION BANK)



                                 By:       /s/ SEAN M. SPRING
                                           ------------------
                                 Name:     Sean M. Spring
                                           --------------
                                 Title:    A.V.P.
                                           ------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 VAN KAMPEN AMERICAN CAPITAL PRIME
                                    RATE INCOME TRUST



                                 By:       /s/ JEFFREY W. MAILLET
                                           ----------------------
                                 Name:     Jeffrey W. Maillet
                                           ------------------
                                 Title:    Senior Vice President & Director
                                           --------------------------------    -


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 VAN KAMPEN AMERICAN CAPITAL PRIME
                                    RATE INCOME TRUST



                                 By:
                                 Name:
                                 Title:

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 BANK ONE, COLORADO, N.A.



                                 By:       /s/ T. J. KERN
                                           --------------
                                 Name:     T. J. Kern
                                           ----------
                                 Title:    Vice President
                                           --------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 BANK ONE, COLORADO, N.A.



                                 By:       /s/ T. J. KERN
                                           --------------
                                 Name:     T. J. Kern
                                           ----------
                                 Title:    Vice President
                                           --------------

                          Signature Pages for Lenders
                          ---------------------------

       The undersigned Lender hereby consents and agrees to the Special Approval Provision of the foregoing Amendment:


                                 IMPERIAL BANK



                                 By:       /s/ RAY VADALMA
                                           ---------------
                                 Name:     Ray Vadalma
                                           -----------
                                 Title:    Senior Vice President
                                           ---------------------


       The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                                 IMPERIAL BANK



                                 By:       /s/ RAY VADALMA
                                           ---------------
                                 Name:     Ray Vadalma
                                           -----------
                                 Title:    Senior Vice President
                                           ---------------------